Exhibit 99.2

  Prior Quarterly Comparative Underwriting Results Revised For The New
  Segmental Structure Announced In The Third Quarter 2007

     The information contained herein is for information purposes only. It should be read in conjunction with other documents filed or to be filed shortly by Aspen Insurance

     Holdings Limited with the United States Securities and Exchange Commission.

AHL: NYSE

ASPEN INSURANCE HOLDINGS LIMITED

TABLE OF CONTENTS

ASPEN INSURANCE HOLDINGS LIMITED

BASIS OF PRESENTATION

Definitions and presentation: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2006. Unless otherwise noted, all data is in US dollars millions, except for per share, percentage and ratio information.

Underwriting ratios (GAAP financial measures):     The Company, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions; premium taxes, licenses and fees; as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from US statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

ASPEN INSURANCE HOLDINGS LIMITED

As a result of a shift in the Company’s operating structure and the implementation of a number of strategic initiatives in 2007, the Company changed the composition of its business segments in the third quarter of 2007 to reflect the manner in which the business is managed. The Company is currently organized into four business segments; property reinsurance, casualty reinsurance, international insurance and U.S. insurance. These segments form the basis of how the Company monitors the performance of its operations.

The Property and Casualty Insurance segment was previously comprised of U.S. property and casualty insurance business written on an excess and surplus lines basis, U.K. commercial property and liability insurance and international property facultative business. With the appointment of Nathan Warde, as head of U.S. insurance and Matthew Yeldham, as head of international insurance, we have now redesignated U.S. property and casualty insurance business as a separate segment. The U.K commercial property and casualty insurance business now forms part of our International Insurance segment which also consists of marine, energy, liability and aviation insurance, professional liability insurance and non-marine transport lines of business as well as specialty reinsurance. We have also re-allocated our international property facultative business to the Property Reinsurance segment, which was previously part of the Property and Casualty Insurance segment. After these changes, the four operating segments are: Property Reinsurance, Casualty Reinsurance, International Insurance and U.S. Insurance.

ASPEN INSURANCE HOLDINGS LIMITED

UNDERWRITING RESULTS BY OPERATING SEGMENT

The following tables summarize comparative gross and net written and earned premium, losses and loss expenses, policy acquisition, operating and administrative expenses, underwriting results, reserves and combined ratios for each of our four business segments on a quarterly basis starting in the first quarter of 2006.

	Three Months Ended September 30, 2007					Three Months Ended September 30, 2006
	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total
(in US$ millions)
Gross written premiums	139.5	77.5	129.0	27.5	373.5	201.7	96.6	123.5	35.7	457.5
Net written premiums	131.5	77.1	118.1	22.1	348.8	194.5	96.2	112.3	30.5	433.5
Gross earned premiums	150.2	125.5	164.2	33.2	473.1	176.3	132.0	165.6	39.6	513.5
Net earned premiums	125.3	123.7	146.7	24.0	419.7	128.7	128.3	145.2	27.1	429.3
Losses and loss expenses	(42.9)	(92.2)	(75.3)	(9.5)	(219.9)	(58.6)	(82.0)	(63.8)	(27.6)	(232.0)
Policy acquisition expenses	(25.4)	(19.8)	(26.4)	(4.5)	(76.1)	(32.3)	(19.5)	(21.6)	(5.5)	(78.9)
Operating and administration expenses	(18.3)	(13.8)	(17.2)	(9.3)	(58.6)	(9.3)	(8.1)	(14.4)	(5.0)	(36.8)
Underwriting income (loss)	38.7	(2.1)	27.8	0.7	65.1	28.5	18.7	45.4	(11.0)	81.6

Net reserves for loss and loss adjustment expenses	480.0	1,201.9	909.7	55.6	2,647.2	565.7	887.6	697.3	50.4	2,201.0

Ratios
Loss ratio	34.2%	74.5%	51.3%	39.6%	52.4%	45.5%	63.9%	43.9%	101.8%	54.0%
Policy acquisition expense ratio	20.3%	16.0%	18.0%	18.8%	18.1%	25.1%	15.2%	14.9%	20.3%	18.4%
Operating and administration expense ratio	14.6%	11.2%	11.7%	38.9%	14.0%	7.2%	6.3%	9.9%	18.5%	8.6%
Expense ratio	34.9%	27.2%	29.7%	57.7%	32.1%	32.3%	21.5%	24.8%	38.8%	27.0%
Combined ratio	69.1%	101.7%	81.0%	97.3%	84.5%	77.8%	85.4%	68.7%	140.6%	81.0%

ASPEN INSURANCE HOLDINGS LIMITED

UNDERWRITING RESULTS BY OPERATING SEGMENT

	Nine Months Ended September 30, 2007					Nine Months Ended September 30, 2006
	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total
(in US$ millions)
Gross written premiums	521.9	380.2	513.2	98.2	1,513.5	565.1	435.8	538.6	119.1	1,658.6
Net written premiums	424.2	371.8	454.9	71.5	1,322.4	423.8	419.3	462.1	80.3	1,385.5
Gross earned premiums	462.8	364.3	496.7	105.4	1,429.2	514.3	376.6	509.4	115.0	1,515.3
Net earned premiums	423.0	355.8	449.5	81.6	1,309.9	378.4	364.8	439.3	78.4	1,260.9
Losses and loss expenses	(170.7)	(244.6)	(252.3)	(50.5)	(718.1)	(157.3)	(210.3)	(258.2)	(62.4)	(688.2)
Policy acquisition expenses	(83.9)	(56.3)	(80.1)	(15.2)	(235.5)	(104.3)	(62.8)	(73.6)	(14.7)	(255.4)
Operating and administration expenses	(49.6)	(33.9)	(45.2)	(19.6)	(148.3)	(36.9)	(28.6)	(40.1)	(12.4)	(118.0)
Underwriting income (loss)	118.8	21.0	71.9	(3.7)	208.0	79.9	63.1	67.4	(11.1)	199.3

Net reserves for loss and loss adjustment expenses	480.0	1,201.9	909.7	55.6	2,647.2	565.7	887.6	697.3	50.4	2,201.0

Ratios
Loss ratio	40.4%	68.7%	56.1%	61.9%	54.8%	41.6%	57.6%	58.8%	79.6%	54.6%
Policy acquisition expense ratio	19.8%	15.8%	17.8%	18.6%	18.0%	27.6%	17.2%	16.8%	18.7%	20.3%
Operating and administration expense ratio	11.7%	9.5%	10.1%	24.1%	11.3%	9.8%	7.8%	9.1%	15.8%	9.4%
Expense ratio	31.5%	25.3%	27.9%	42.7%	29.3%	37.4%	25.0%	25.9%	34.5%	29.7%
Combined ratio	71.9%	94.0%	84.0%	104.6%	84.1%	79.0%	82.6%	84.7%	114.1%	84.3%

ASPEN INSURANCE HOLDINGS LIMITED

UNDERWRITING RESULTS BY OPERATING SEGMENT

	Three Months Ended June 30, 2007					Three Months Ended June 30, 2006
	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total
(in US$ millions)
Gross written premiums	190.3	79.4	198.9	34.9	503.5	198.0	63.8	217.6	43.0	522.4
Net written premiums	115.6	78.1	196.9	27.9	418.5	195.1	57.5	225.7	21.8	500.1
Gross earned premiums	151.3	127.8	169.7	33.3	482.1	183.6	112.6	174.3	37.8	508.3
Net earned premiums	144.3	125.7	156.0	25.2	451.2	142.9	107.9	155.5	22.7	429.0
Losses and loss expenses	(63.7)	(91.6)	(95.7)	(21.7)	(272.7)	(51.0)	(40.9)	(113.6)	(18.3)	(223.8)
Policy acquisition expenses	(31.1)	(17.2)	(28.3)	(5.1)	(81.7)	(36.8)	(17.3)	(25.5)	(3.6)	(83.2)
Operating and administration expenses	(16.8)	(10.2)	(13.3)	(4.1)	(44.4)	(13.4)	(10.5)	(15.4)	(3.7)	(43.0)
Underwriting income (loss)	32.7	6.7	18.7	(5.7)	52.4	41.7	39.2	1.0	(2.9)	79.0

Net reserves for loss and loss adjustment expenses	554.0	1,107.1	771.4	97.6	2,530.1	386.9	805.9	635.2	16.9	1,844.9

Ratios
Loss ratio	44.1%	72.9%	61.3%	86.1%	60.5%	35.7%	37.9%	73.1%	80.6%	52.2%
Policy acquisition expense ratio	21.6%	13.7%	18.2%	20.2%	18.1%	25.8%	16.1%	16.4%	15.8%	19.4%
Operating and administration expense ratio	11.6%	8.1%	8.5%	16.3%	9.8%	9.3%	9.7%	9.9%	16.3%	10.0%
Expense ratio	33.2%	21.8%	26.7%	36.5%	27.9%	35.1%	25.8%	26.3%	32.1%	29.4%
Combined ratio	77.3%	94.7%	88.0%	122.6%	88.4%	70.8%	63.7%	99.4%	112.7%	81.6%

ASPEN INSURANCE HOLDINGS LIMITED

UNDERWRITING RESULTS BY OPERATING SEGMENT

	Six Months Ended June 30, 2007					Six Months Ended June 30, 2006
	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total
(in US$ millions)
Gross written premiums	382.4	302.7	384.2	70.7	1,140.0	363.4	339.2	415.1	83.4	1,201.1
Net written premiums	292.7	294.7	336.8	49.4	973.6	229.3	323.1	349.8	49.8	952.0
Gross earned premiums	312.6	238.8	332.5	72.2	956.1	338.0	244.6	343.8	75.4	1,001.8
Net earned premiums	297.7	232.1	302.8	57.6	890.2	249.7	236.5	294.1	51.3	831.6
Losses and loss expenses	(127.8)	(152.4)	(177.0)	(41.0)	(498.2)	(98.7)	(128.3)	(194.4)	(34.8)	(456.2)
Policy acquisition expenses	(58.5)	(36.5)	(53.7)	(10.7)	(159.4)	(72.0)	(43.2)	(52.0)	(9.3)	(176.5)
Operating and administration expenses	(31.3)	(20.1)	(28.0)	(10.3)	(89.7)	(27.6)	(20.6)	(25.7)	(7.3)	(81.2)
Underwriting income (loss)	80.1	23.1	44.1	(4.4)	142.9	51.4	44.4	22.0	(0.1)	117.7

Net reserves for loss and loss adjustment expenses	554.0	1,107.1	771.4	97.6	2,530.1	386.9	805.9	635.2	16.9	1,844.9

Ratios
Loss ratio	42.9%	65.7%	58.5%	71.2%	55.9%	39.5%	54.2%	66.1%	67.8%	54.8%
Policy acquisition expense ratio	19.7%	15.7%	17.7%	18.6%	17.9%	28.8%	18.3%	17.7%	18.1%	21.2%
Operating and administration expense ratio	10.4%	8.7%	9.3%	17.9%	10.1%	11.1%	8.7%	8.7%	14.2%	9.8%
Expense ratio	30.1%	24.4%	27.0%	36.5%	28.0%	39.9%	27.0%	26.4%	32.4%	31.0%
Combined ratio	73.0%	90.1%	85.5%	107.7%	83.9%	79.4%	81.2%	92.5%	100.2%	85.8%

ASPEN INSURANCE HOLDINGS LIMITED

UNDERWRITING RESULTS BY OPERATING SEGMENT

	Three Months Ended March 31, 2007					Three Months Ended March 31, 2006
	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total
(in US$ millions)
Gross written premiums	192.1	223.3	185.3	35.8	636.5	165.4	275.4	197.5	40.4	678.7
Net written premiums	177.1	216.6	139.9	21.5	555.1	34.2	265.6	124.1	28.0	451.9
Gross earned premiums	161.3	111.0	162.8	38.9	474.0	154.4	132.0	169.5	37.6	493.5
Net earned premiums	153.4	106.4	146.8	32.4	439.0	106.8	128.6	138.6	28.6	402.6
Losses and loss expenses	(64.1)	(60.8)	(81.3)	(19.3)	(225.5)	(47.7)	(87.4)	(80.8)	(16.5)	(232.4)
Policy acquisition expenses	(27.4)	(19.3)	(25.4)	(5.6)	(77.7)	(35.2)	(25.9)	(26.5)	(5.7)	(93.3)
Operating and administration expenses	(14.5)	(9.9)	(14.7)	(6.2)	(45.3)	(14.2)	(10.1)	(10.3)	(3.6)	(38.2)
Underwriting income (loss)	47.4	16.4	25.4	1.3	90.5	9.7	5.2	21.0	2.8	38.7

Net reserves for loss and loss adjustment expenses	523.9	1,017.5	726.4	84.6	2,352.4	506.7	759.0	587.4	1.0	1,854.1

Ratios
Loss ratio	41.8%	57.2%	55.4%	59.6%	51.4%	44.7%	68.0%	58.3%	57.7%	57.7%
Policy acquisition expense ratio	17.9%	18.1%	17.3%	17.3%	17.7%	33.0%	20.1%	19.1%	19.9%	23.2%
Operating and administration expense ratio	9.4%	9.3%	10.0%	19.1%	10.3%	13.2%	7.9%	7.4%	12.6%	9.5%
Expense ratio	27.3%	27.4%	27.3%	36.4%	28.0%	46.2%	28.0%	26.5%	32.5%	32.7%
Combined ratio	69.1%	84.6%	82.7%	96.0%	79.4%	90.9%	96.0%	84.8%	90.2%	90.4%

ASPEN INSURANCE HOLDINGS LIMITED

UNDERWRITING RESULTS BY OPERATING SEGMENT

	Three Months Ended December 31, 2006					Twelve Months Ended December 31, 2006
	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total
(in US$ millions)
Gross written premiums	58.0	49.7	144.8	34.4	286.9	623.1	485.5	683.4	153.5	1,945.5
Net written premiums	52.7	54.7	145.1	25.6	278.1	476.5	474.0	607.2	105.9	1,663.6
Gross earned premiums	155.4	126.1	165.9	38.2	485.6	669.7	502.7	675.3	153.2	2,000.9
Net earned premiums	116.7	125.1	148.3	25.2	415.3	495.1	489.9	587.6	103.6	1,676.2
Losses and loss expenses	(56.3)	(75.3)	(54.8)	(15.3)	(201.7)	(213.6)	(285.6)	(313.0)	(77.7)	(889.9)
Policy acquisition expenses	(19.6)	(18.6)	(23.4)	(5.8)	(67.4)	(123.9)	(81.4)	(97.0)	(20.5)	(322.8)
Operating and administration expenses	(17.6)	(13.0)	(14.5)	(4.8)	(49.9)	(54.5)	(41.6)	(54.6)	(17.2)	(167.9)
Underwriting income (loss)	23.2	18.2	55.6	(0.7)	96.3	103.1	81.3	123.0	(11.8)	295.6

Net reserves for loss and loss adjustment expenses	553.5	961.8	763.4	73.0	2,351.7	553.5	961.8	763.4	73.0	2,351.7

Ratios
Loss ratio	48.2%	60.2%	36.9%	60.7%	48.6%	43.1%	58.3%	53.3%	75.0%	53.1%
Policy acquisition expense ratio	16.8%	14.9%	15.8%	23.1%	16.2%	25.0%	16.6%	16.5%	19.8%	19.3%
Operating and administration expense ratio	15.1%	10.4%	9.8%	19.0%	12.0%	11.0%	8.5%	9.3%	16.6%	10.0%
Expense ratio	31.9%	25.3%	25.6%	42.1%	28.2%	36.0%	25.1%	25.8%	36.4%	29.3%
Combined ratio	80.1%	85.5%	62.5%	102.8%	76.8%	79.2%	83.4%	79.1%	111.4%	82.4%